Exhibit 10.32

ZIX CORPORATION

FORM OF RESTRICTED STOCK UNIT AGREEMENT

(Performance-Based Vesting)

Israel Award Plan

This Restricted Stock Unit Agreement (this “Agreement”) is effective as of the Grant Date set forth in the Grant Details section below (“Grant Details”) with respect to the Restricted Stock Units described in the Grant Details which are granted by Zix Corporation, a Texas corporation (the “Company”), to the person (“Grantee”) named in the Grant Details. The Company wishes to recognize Grantee’s contributions to the Company, and to encourage Grantee's sense of proprietorship in the Company, by providing Grantee with Restricted Stock Units as described below.

1)	Grant Details

Pursuant to the Company’s Israel Award Plan of November 5, 2020 (the “Plan”) and this Agreement, the Company hereby grants to Grantee, effective on the grant date indicated below (the “Grant Date”), the number of restricted stock units (“Units”) convertible into the same number of shares (“Shares”) of the Company’s common stock, par value $0.01 (“Stock”) indicated below:

Grantee	[Name]
I.D Number
Target Units	[_______] (the “Target Units”), which number shall be subject to upward or downward adjustment as described under “Vesting Levels” below.
Designation	102 Capital Gains Award
Grant Date	[Insert the desired effective date of the grant]
Vesting Schedule

The Units are allocated to the calendar year [____] annual performance period (the “Annual Performance Period”). The Units will vest subject to and in accordance with the Company’s achievement of the performance-based vesting condition for the Annual Performance Period set forth below.

Performance based Vesting Conditions

The vesting of the Units is conditioned on the written certification of the Compensation Committee of the Board (the “Committee”) of the Performance Goal (defined below) that was achieved for the Annual Performance Period.  The Units will vest based on the Performance Goal vesting level that is achieved for the Annual Performance Period, which may mean zero Units or other amounts allocated to the Annual Performance Period.

Performance Goal

The performance goal for the Annual Performance Period, as determined by the Board, is Annual Recurring Revenue attributable to the cloud back-up business acquired from CloudAlly, Ltd., measured as of the end of the Annual Performance Period (the “Performance Goal”).

Vesting Levels

Achievement of the Performance Goal greater than or equal to $9.3M (the “Minimum Performance Goal”) but less than $10.1M for the Annual Performance Period will result in the vesting of 50% of the Target Units; or

Achievement of the Performance Goal greater than or equal to $10.1M but less than $10.9M for the Annual Performance Period will result in the vesting of 100% of the Target Units; or

Achievement of the Performance Goal greater than or equal to $10.9M but less than $11.7M for the Annual Performance Period will result in the vesting of 150% of the Target Units; or

Achievement of the Performance Goal greater than or equal to $11.7M (the “Maximum Performance Goal”) for the Annual Performance Period will result in the vesting of 200% of the Target Units.

For the avoidance of doubt, only one of the four vesting levels described above may be achieved during the Annual Performance Period.

Performance‑Based Forfeitures

The Units allocated to the Annual Performance Period will automatically terminate and be forfeited if the Company’s Performance Goal in the Annual Performance Period, as determined by the Committee, is less than the Minimum Performance Goal for the Annual Performance Period.  Likewise, an appropriate number of Units allocated to the Annual Performance Period will automatically terminate and be forfeited to the extent the Company’s Performance Goal for the Annual Performance Period does not equal or exceed the Maximum Performance Goal.

2)	Terms

The number of Units indicated in the Grant Details represents the right to receive an equal number of Shares of Stock on the terms set forth in this Agreement. By accepting the Units, Grantee is deemed to agree to the terms of this Agreement and the Plan.

3)	Terms of Plan Govern

The terms of the Plan govern and control any conflict between the terms of the Plan and this Agreement.  Although the Units granted under this Agreement have not been granted under the Zix Corporation 2018 Omnibus Incentive Plan (the “Parent Plan”) (in part because such Units were granted as “inducement awards” in accordance with Nasdaq Listing Rule 5635(c)(4)), in the event any interpretive question or matter is not answered by this Agreement or the Plan, reference shall be made to the Parent Plan for definitive resolution of such question or matter.  This grant of Units and this Agreement are subject to the terms and conditions of the Company’s Incentive Compensation Recoupment Policy adopted by the Board, as amended from time to time, and any other compensation recoupment policy adopted from time to time by the Board or any committee of the Board.

4)	Condition for Grant

As a condition of accepting this grant of Units and this Agreement, Grantee must have a brokerage account with the Company’s authorized administrative stock brokerage.

With respect to Trustee 102 Awards granted pursuant hereto, by signing and delivering this Agreement, the Grantee confirms that he/she is familiar with the provisions of Section 102, including without limitations the type of Unit granted to her/him hereunder and the tax implications applicable to such grant, that he/she has read the provisions of the trust agreement signed between the Company and the Trustee (the “Trust Agreement”), a copy of which is attached hereto as Exhibit A, and that he/she accepts and agrees to be bound by, and comply with, its provisions.

5)	Vesting of Units

The Company will credit the Target Units to a bookkeeping account on behalf of Grantee and under the supervision of the Trustee as of the date hereof but no Shares of Stock shall be issued in respect thereof.  Shares of Stock underlying vested Units shall be issued in accordance with Section 6 below. Except as otherwise provided in Grantee’s Employment Agreement or any other employment, severance or similar agreement between the Company and Grantee, if any, the Units will vest and become non-forfeitable on the earliest to occur of the following:

a)

as to particular Units, on the vesting dates and subject to the vesting conditions described in the Grant Details (each, a “Vesting Date”), if and only if Grantee is on each applicable Vesting Date an Israeli Employee Participant of the Company’s subsidiary CloudAlly Ltd. (“CloudAlly”);

b)	as to all of the Target Units, upon Grantee’s death or termination of employment with CloudAlly by reason of his or her permanent disability;

c)

as to a pro rata portion of Target Units (based on the number of days between the Grant Date and the effective date of Grantee’s termination of employment compared to the total number of days between the Grant Date and December 31, 2022), upon Grantee’s termination of employment by CloudAlly other than for cause (as defined in Grantee’s Employment Agreement); or

d)	as to all of the Target Units, as provided in Section 22 of the Parent Plan in connection with a change in control of the Company.

Any time there is an interruption of Grantee’s employment with CloudAlly for any reason, except as othwerwise contemplated above, Grantee will immediately and automatically forfeit all right, title and interest in and to unvested Units, such Units to automatically expire, and Grantee will not be entitled to any consideration for the expired Units.

For the avoidance of doubt, shares in excess of the Target Shares (“Excess Shares”) shall not vest under the scenarios described in b, c and d above, and in each of those scenarios, all rights to Excess Shares shall be forfeited for no consideration.

6)	Conversion to Stock

On the applicable Vesting Date, unless the Units have been previously forfeited as provided in section 5, the Company will convert applicable Units into Shares, and Stock evidencing the conversion of those Units into Shares will be issued by the Company and registered on the books of the Company in the Trustee's name on behalf of the Grantee.

7)	Delivery and Form of Shares

After any applicable Vesting Date, the Company shall register the Shares on the Trustee's name on behalf of Grantee or, upon Grantee’s request, shall deliver the Shares to the Grantee. The Company may choose to deliver the Shares in either certificated or uncertificated form. The Company is entitled to delay delivery of the Shares for a reasonable period in order to comply with registration requirements under the Securities Act of 1933, listing requirements under the rules of any stock exchange, and requirements under any other law or regulation applicable to the issuance or transfer of the Shares.

8)	Voting Rights

Grantee will not have voting or any other rights as a shareholder of the Company with respect to Units. Upon conversion of Units into Shares of Stock, Grantee will obtain full voting rights as a shareholder of the Company with respect to those Shares.

9)	[Reserved]
10)	Successors

This Agreement is binding upon any successor of the Company.

11)	Section 102, Taxes and Indemnification

With respect to Trustee 102 Awards granted pursuant hereto, the Grantee declares and acknowledges that: (i) the Grantee fully understands that the provision of Section 102 apply to 102 Awards specified in this Award Agreement; (ii) the Grantee understands the provisions of Section 102, the tax track chosen and the implications thereof and (iii) the Grantee shall comply with the requirements of Section 102. The Grantee further agrees and undertakes NOT to release (or instruct to release) from trust, nor sell, transfer, assign, pledge, encumber or otherwise willfully hypothecated or disposed of, any of Trustee 102 Awards and no power of attorney or deed of transfer, whether for immediate or future use may be validly given, any 102 Shares granted or issued upon the vesting of 102 Award, including without limitation, bonus shares, until the full payment of all tax liabilities arising from the Awards and/or Shares issued upon the vesting of the Units has been made.

Without derogating from the foregoing, the Grantee is aware that if any such sale or release does occur during the Lockup Period applicable to such Trustee 102 Awards (which shall be referred to as a “Violation”), the sanctions under Section 102, and taxes otherwise associated with such Violation (including, for the avoidance of doubt, payments on account of national insurance and health tax), shall apply to the Grantee and shall be borne solely by the Grantee. The Gruntee will indemnify the Company, the Trustee and any other party which incurs any liability as a result of such sale, release or disposition.

By signing this Award Agreement the Grantee hereby confirms that he has been notified that the receipt of the Trustee 102 Awards,  and the disposition of Trustee 102 Awards and/or 102 Shares to be issued upon the vesting of the Units may result in tax consequences to the Grantee, and that he/she has been advised by the Company to consult a tax adviser with respect to the tax consequences of receiving any Trustee 102 Awards, vesting any Unit or disposing of any Trustee 102 Awards/102 Shares;

In the event that the Company and/or CloudAlly or, with respect to Trustee 102 Award, the Trustee determines that it is required to withhold any tax, the Grantee shall make arrangements satisfactory to the Company and/or CloudAlly and the Trustee, if applicable, to enable it to satisfy all withholding requirements.

Furthermore, the Grantee hereby agrees and undertakes to indemnify and reimburse the Company and/or its Affiliates (including CloudAlly) and/or the Trustee and/or their respective employees,

officers, directors or any person acting on their behalf, as the case may be, for all losses, costs and expenses they may bear, and to hold each of them harmless against and from any and all liability for any tax (including, without limitation, income tax, national insurance and health tax) or interest or penalty thereon, including without limitation, liabilities relating to the necessity to withhold, or to have withheld, any such tax from any payment made to the Grantee.

12)	Notice

Notices under this Agreement must be in writing, delivered personally or sent by registered or certified U.S. mail, return receipt requested, postage prepaid. Notices to the Company must be addressed to Zix Corporation, 2711 North Haskell Avenue, Suite 2300, LB 36, Dallas, Texas 75204-2960, Attn: Corporate Secretary, or any other address designated by the Company in a written notice to Grantee. Notices to Grantee will be directed to the address of Grantee then currently on file with the Company, or at any other address given by Grantee in a written notice to the Company.

13)	Grant Conditioned on Employee Obligations

This grant of Units and Grantee’s rights under this Agreement are subject to and conditioned upon Grantee’s full compliance with Grantee’s Non-Competition, Confidentiality and Intellectual Property Assignment Agreement with the Company or CloudAlly, or any similar agreement with the Company or its Affiliate. If in any dispute between Grantee and the Company or its Affiiate a court or arbitrator determines that Grantee did not comply in any respect with that agreement, the Company will be entitled to receive from Grantee all Shares received upon a Vesting Date, or if Grantee has sold, transferred or otherwise disposed of any such Shares, the fair market value of the Shares on the date of sale, transfer or other disposition. This provision will survive any termination or expiration of this Agreement.

14)	Tax Withholding

The Company, CloudAlly or the Trustee has the authority and the right to deduct or withhold, or require Grantee to remit to CloudAlly, an amount sufficient to satisfy taxes required by law to be withheld by the Company or CloudAlly or the Trustee with respect to any taxable event arising as a result of the grant, vesting or settlement of the Units or disposal or sale of Awards or Shares. Subject to any contractual or legal limitations or restrictions imposed on the Company or CloudAlly (including under any credit or similar agreement), the withholding requirement may be satisfied, in whole or in part, by withholding from the settlement of the Units and/or Shares having a fair market value on the date of withholding equal to the minimum amount (and not any greater amount) required to be withheld for tax purposes, all in accordance with such procedures as the Company establishes.

15)	Continued Employment or Service Not Guaranteed

Nothing in this Agreement, the Plan or any document describing the Plan or this Agreement, or the grant of any Units, gives Grantee the right to continue employment or service with the Company or CloudAlly or affects the right of the Company or CloudAllyto terminate the employment or service of Grantee with or without cause.

16)	Governing Law

This Agreement is governed by and will be construed, interpreted and enforced in accordance with the laws of the State of Texas (excluding its conflict of laws rules).

17)	Injunctive Relief

In addition to all other rights or remedies available at law or in equity, the Company is entitled to injunctive and other equitable relief to prevent or enjoin any violation of this Agreement.

18)	Amendment; Termination

The Committee may amend, modify or terminate this Agreement without approval of Grantee; provided, however, that such amendment, modification or termination cannot, without Grantee’s consent, reduce or diminish the value of the Units determined as if they were fully vested on the date of such amendment or termination.

19)	Modifications in Writing

No amendment of this Agreement or waiver of any provision of this Agreement is binding on the Company unless it is in a writing signed by the Company.

20)	No Deemed Waivers

No failure by the Company to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof will constitute a waiver of any such breach or any other covenant, duty, agreement or condition. No waiver of any of provision of this Agreement will be deemed to occur, or to constitute a waiver of any other provision of this Agreement, or to constitute a continuing waiver, unless that waiver is in a writing signed by the party against whom the waiver is asserted.

21)	Blue-penciling

If any provision of this Agreement is declared or found to be illegal, unenforceable or void, in whole or in part, then the parties will be relieved of all obligations arising under such provision, but only to the extent that it is illegal, unenforceable or void, it being the intent and agreement of the parties that this Agreement will be deemed amended by modifying such provision to the extent necessary to make it legal and enforceable while preserving its intent or, if that is not possible, by substituting therefor another provision that is legal and enforceable and achieves the same objectives.

22)	Further Acts

Grantee will execute all documents, provide all information and take or refrain from taking all actions as the Company deems necessary or appropriate to achieve the purposes of this Agreement.

23)	Electronic Signatures

This Agreement may be digitally signed by Grantee. By accepting the Units on the broker’s online system, Grantee agrees to the terms of this Agreement together with the pertinent Plan documents found in the Communications Center on the broker’s website. By failing to accept the Units on the broker’s online system, Grantee forfeits all rights to the Units. Evidence of Grantee’s acceptance of the Units will be captured and stored in electronic format in the broker’s database, and that electronic acceptance will create and evidence a binding contract between Grantee and the Company.

ZIX CORPORATION

By:

Its:

ZIX CORPORATION

FORM OF RESTRICTED STOCK UNIT AGREEMENT

(Time-Based Vesting)

Israel Award Plan

This Restricted Stock Unit Agreement (this “Agreement”) is effective as of the Grant Date set forth in the Grant Details section below (“Grant Details”) with respect to the Restricted Stock Units described in the Grant Details which are granted by Zix Corporation, a Texas corporation (the “Company”), to the person (“Grantee”) named in the Grant Details. The Company wishes to recognize Grantee’s contributions to the Company, and to encourage Grantee's sense of proprietorship in the Company, by providing Grantee with Restricted Stock Units as described below.

1)	Grant Details

Pursuant to the Company’s Israel Award Plan of November 5, 2020 (the “Plan”) and this Agreement, the Company hereby grants to Grantee, effective on the grant date indicated below (the “Grant Date”), the number of restricted stock units (“Units”) convertible into the same number of shares (“Shares”) of the Company’s common stock, par value $0.01 (“Stock”) indicated below:

Grantee
I.D Number
Number of Units
Designation	102 Capital Gains Award
Grant Date	[Insert the desired effective date of the grant]
Vesting Schedule	Anniversary of Grant Date	% of Units to Become Vested

	Second Anniversary	50%
	Third Anniversary	25%
	Fourth Anniversary	25%

2)	Terms

The number of Units indicated in the Grant Details represents the right to receive an equal number of Shares of Stock on the terms set forth in this Agreement. By accepting the Units, Grantee is deemed to agree to the terms of this Agreement and the Plan.

3)	Terms of Plan Govern

The terms of the Plan govern and control any conflict between the terms of the Plan and this Agreement.  Although the Units granted under this Agreement have not been granted under the Zix Corporation 2018 Omnibus Incentive Plan (the “Parent Plan”) (in part because such Units were granted as “inducement awards” in accordance with Nasdaq Listing Rule 5635(c)(4)), in the event any interpretive question or matter is not answered by this Agreement or the Plan, reference shall be made to the Parent Plan for definitive resolution of such question or matter.  This grant of Units and this Agreement are subject to the terms and conditions of the Company’s Incentive Compensation Recoupment Policy adopted by the Board, as amended from time to time, and any other compensation recoupment policy adopted from time to time by the Board or any committee of the Board.

4)	Condition for Grant

As a condition of accepting this grant of Units and this Agreement, Grantee must have a brokerage account with the Company’s authorized administrative stock brokerage.

With respect to Trustee 102 Awards granted pursuant hereto, by signing and delivering this Agreement, the Grantee confirms that he/she is familiar with the provisions of Section 102, including without limitations the type of Unit granted to her/him hereunder and the tax implications applicable to such grant, that he/she has read the provisions of the trust agreement signed between the Company and the Trustee (the “Trust Agreement”), a copy of which is attached hereto as Exhibit A, and that he/she accepts and agrees to be bound by, and comply with, its provisions.

5)	Vesting of Units

The Company will credit the Units to a bookkeeping account on behalf of Grantee and under the supervision of the Trustee. Except as otherwise provided in Grantee’s Employment Agreement or any other employment, severance or similar agreement between the Company and Grantee, if any, the Units will vest and become non-forfeitable on the earliest to occur of the following:

a)

as to particular Units, on the vesting dates described in the Grant Details (each, a “Vesting Date”), if and only if Grantee is on each applicable Vesting Date is an Israeli Employee Participant of the Company’s subsidiary CloudAlly Ltd. (“CloudAlly”);

b)	as to all of the Units, upon Grantee’s death or termination of employment with CloudAlly by reason of his or her permanent disability; or
c)	as to all of the Units, as provided in Section 22 of the Parent Plan in connection with a change in control of the Company.

Any time there is an interruption of Grantee’s employment with CloudAlly for any reason other than those contemplated above, Grantee will immediately and automatically forfeit all right, title and interest in and to unvested Units, such Units to automatically expire, and Grantee will not be entitled to any consideration for the expired Units.

6)	Conversion to Stock

On the applicable Vesting Date, unless the Units have been previously forfeited as provided in section 5, the Company will convert applicable Units into Shares, and Stock evidencing the conversion of those Units into Shares will be issued by the Company and registered on the books of the Company in the Trustee's name on behalf of the Grantee.

7)	Delivery and Form of Shares

After any applicable Vesting Date, the Company shall register the Shares on the Trustee's name on behalf of Grantee or, upon Grantee’s request, shall deliver the Shares to the Grantee. The Company may choose to deliver the Shares in either certificated or uncertificated form. The Company is entitled to delay delivery of the Shares for a reasonable period in order to comply with registration requirements under the Securities Act of 1933, listing requirements under the rules of any stock exchange, and requirements under any other law or regulation applicable to the issuance or transfer of the Shares.

8)	Voting Rights

Grantee will not have voting or any other rights as a shareholder of the Company with respect to Units. Upon conversion of Units into Shares of Stock, Grantee will obtain full voting rights as a shareholder of the Company with respect to those Shares.

9)	[Reserved]
10)	Successors

This Agreement is binding upon any successor of the Company.

11)	Section 102, Taxes and Indemnification

With respect to Trustee 102 Awards granted pursuant hereto, the Grantee declares and acknowledges that: (i) the Grantee fully understands that the provision of Section 102 apply to 102 Awards specified in this Award Agreement; (ii) the Grantee understands the provisions of Section 102, the tax track chosen and the implications thereof and (iii) the Grantee shall comply with the requirements of Section 102. The Grantee further agrees and undertakes NOT to release (or instruct to release) from trust, nor sell, transfer, assign, pledge, encumber or otherwise willfully hypothecated or disposed of, any of Trustee 102 Awards and no power of attorney or deed of transfer, whether for immediate or future use may be validly given, any 102 Shares granted or issued upon the vesting of 102 Award, including without limitation, bonus shares, until the full payment of all tax liabilities arising from the Awards and/or Shares issued upon the vesting of the Units has been made.

Without derogating from the foregoing, the Grantee is aware that if any such sale or release does occur during the Lockup Period applicable to such Trustee 102 Awards (which shall be referred to as a “Violation”), the sanctions under Section 102, and taxes otherwise associated with such Violation (including, for the avoidance of doubt, payments on account of national insurance and health tax), shall apply to the Grantee and shall be borne solely by the Grantee. The Gruntee will indemnify the Company, the Trustee and any other party which incurs any liability as a result of such sale, release or disposition.

By signing this Award Agreement the Grantee hereby confirms that he has been notified that the receipt of the Trustee 102 Awards,  and the disposition of Trustee 102 Awards and/or 102 Shares to be issued upon the vesting of the Units may result in tax consequences to the Grantee, and that he/she has been advised by the Company to consult a tax adviser with respect to the tax consequences of receiving any Trustee 102 Awards, vesting any Unit or disposing of any Trustee 102 Awards/102 Shares;

In the event that the Company and/or CloudAlly or, with respect to Trustee 102 Award, the Trustee determines that it is required to withhold any tax, the Grantee shall make arrangements satisfactory to the Company and/or CloudAlly and the Trustee, if applicable, to enable it to satisfy all withholding requirements.

Furthermore, the Grantee hereby agrees and undertakes to indemnify and reimburse the Company and/or its Affiliates (including CloudAlly) and/or the Trustee and/or their respective employees, officers, directors or any person acting on their behalf, as the case may be, for all losses, costs and expenses they may bear, and to hold each of them harmless against and from any and all liability for any tax (including, without limitation, income tax, national insurance and health tax) or interest or penalty thereon, including without limitation, liabilities relating to the necessity to withhold, or to have withheld, any such tax from any payment made to the Grantee.

12)	Notice

Notices under this Agreement must be in writing, delivered personally or sent by registered or certified U.S. mail, return receipt requested, postage prepaid. Notices to the Company must be addressed to Zix Corporation, 2711 North Haskell Avenue, Suite 2300, LB 36, Dallas, Texas 75204-2960, Attn: Corporate Secretary, or any other address designated by the Company in a written notice to Grantee. Notices to Grantee will be directed to the address of Grantee then currently on file with the Company, or at any other address given by Grantee in a written notice to the Company.

13)	Grant Conditioned on Employee Obligations

This grant of Units and Grantee’s rights under this Agreement are subject to and conditioned upon Grantee’s full compliance with Grantee’s Non-Competition, Confidentiality and Intellectual Property Assignment Agreement with the Company or CloudAlly, or any similar agreement with the Company or its Affiliate. If in any dispute between Grantee and the Company or its Affiiate a court or arbitrator determines that Grantee did not comply in any respect with that agreement, the Company will be entitled to receive from Grantee all Shares received upon a Vesting Date, or if Grantee has sold, transferred or otherwise disposed of any such Shares, the fair market value of the Shares on the date of sale, transfer or other disposition. This provision will survive any termination or expiration of this Agreement.

14)	Tax Withholding

The Company, CloudAlly or the Trustee has the authority and the right to deduct or withhold, or require Grantee to remit to CloudAlly, an amount sufficient to satisfy taxes required by law to be withheld by the Company or CloudAlly or the Trustee with respect to any taxable event arising as a result of the grant, vesting or settlement of the Units or disposal or sale of Awards or Shares. Subject to any contractual or legal limitations or restrictions imposed on the Company or CloudAlly (including under any credit or similar agreement), the withholding requirement may be satisfied, in whole or in part, by withholding from the settlement of the Units and/or Shares having a fair market value on the date of withholding equal to the minimum amount (and not any greater amount) required to be withheld for tax purposes, all in accordance with such procedures as the Company establishes.

15)	Continued Employment or Service Not Guaranteed

Nothing in this Agreement, the Plan or any document describing the Plan or this Agreement, or the grant of any Units, gives Grantee the right to continue employment or service with the Company or CloudAlly or affects the right of the Company or CloudAllyto terminate the employment or service of Grantee with or without cause.

16)	Governing Law

This Agreement is governed by and will be construed, interpreted and enforced in accordance with the laws of the State of Texas (excluding its conflict of laws rules).

17)	Injunctive Relief

In addition to all other rights or remedies available at law or in equity, the Company is entitled to injunctive and other equitable relief to prevent or enjoin any violation of this Agreement.

18)	Amendment; Termination

The Committee may amend, modify or terminate this Agreement without approval of Grantee; provided, however, that such amendment, modification or termination cannot, without Grantee’s consent, reduce or diminish the value of the Units determined as if they were fully vested on the date of such amendment or termination.

19)	Modifications in Writing

No amendment of this Agreement or waiver of any provision of this Agreement is binding on the Company unless it is in a writing signed by the Company.

20)	No Deemed Waivers

No failure by the Company to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof will constitute a waiver of any such breach or any other covenant, duty, agreement or condition. No waiver of any of provision of this Agreement will be deemed to occur, or to constitute a waiver of any other provision of this Agreement, or to constitute a continuing waiver, unless that waiver is in a writing signed by the party against whom the waiver is asserted.

21)	Blue-penciling

If any provision of this Agreement is declared or found to be illegal, unenforceable or void, in whole or in part, then the parties will be relieved of all obligations arising under such provision, but only to the extent that it is illegal, unenforceable or void, it being the intent and agreement of the parties that this Agreement will be deemed amended by modifying such provision to the extent necessary to make it legal and enforceable while preserving its intent or, if that is not possible, by substituting therefor another provision that is legal and enforceable and achieves the same objectives.

22)	Further Acts

Grantee will execute all documents, provide all information and take or refrain from taking all actions as the Company deems necessary or appropriate to achieve the purposes of this Agreement.

23)	Electronic Signatures

This Agreement may be digitally signed by Grantee. By accepting the Units on the broker’s online system, Grantee agrees to the terms of this Agreement together with the pertinent Plan documents found in the Communications Center on the broker’s website. By failing to accept the Units on the broker’s online system, Grantee forfeits all rights to the Units. Evidence of Grantee’s acceptance of the Units will be captured and stored in electronic format in the broker’s database, and that electronic acceptance will create and evidence a binding contract between Grantee and the Company.

ZIX CORPORATION

By:

Its:

APPENDIX

TO FORMS OF RESTRICTED STOCK UNIT AGREEMENTS ISSUABLE UNDER ISRAEL AWARD PLAN

In connection with Zix Corporation’s acquisition of CloudAlly, Ltd. in November of 2020, a total of 19 Israeli employees of CloudAlly received Nasdaq inducement awards consisting of both performance-based and time-based restricted stock units evidencing the right to acquire from 5,000 to 240,000 shares of Zix common stock.